UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2014 (January 21, 2014)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 22, 2014, Overland Storage, Inc. (“Overland”) filed a report on Form 8-K to report the completion of the acquisition of Tandberg Data Holdings S.à r.l. (“Tandberg”), which was consummated on January 21, 2014. Although not required to be filed, Tandberg’s audited financial statements as of, and for the year ended December 31, 2013, are being filed as Exhibit 99.1 to this Current Report on Form 8-K, and Tandberg’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2013 is being filed as Exhibit 99.2 to this Current Report on Form 8-K, in each case to facilitate future filings by Overland.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of RSM Deutschland GmbH Wirtschaftsprüfungsgesellschaft, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Tandberg as of, and for the year ended, December 31, 2013.

99.2	Management Discussion and Analysis of Tandberg for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: July 22, 2014	/s/ Kurt L. Kalbfleisch
Name: Kurt L. Kalbfleisch Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of RSM Deutschland GmbH Wirtschaftsprüfungsgesellschaft, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Tandberg as of, and for the year ended, December 31, 2013.

99.2	Management Discussion and Analysis of Tandberg for the year ended December 31, 2013.